Change of Functional and Reporting Currency	9 Months Ended
Sep. 30, 2015
Unaudited Interim [Member]
Change of Functional and Reporting Currency
4.	Change of Functional and Reporting Currency

Effective February 26, 2015, Papernut’s functional currency changed to the United States dollar, and accordingly, Papernuts decided to change its reporting currency to the United States dollar. Prior to February 26, 2015, Papernut’s functional currency was the Canadian dollar and the Company used the Canadian dollar as its reporting currency. With the completion of the Share Exchange Agreement, the Company’s assets, liabilities, revenues and expenses are expected to be predominantly denominated in United States dollars and, accordingly, the use of the Canadian dollar to measure and report the Company’s financial performance and financial position became inappropriate. The impact of the currency translation up to February 26, 2015 is recorded in accumulated other comprehensive income. Under the current rate method for the comparative period presented, all assets and liabilities of the Company’s operations were translated from their Canadian dollar functional currency into United States dollars using the exchange rates in effect on the balance sheet date, shareholders’ equity were translated at the historical rates and revenues, expenses and cash flows were translated at the average rates during the reporting period presented. The resulting translation adjustments are reported under comprehensive income as a separate component of shareholders’ equity.